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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

               Massachusetts                               04-1414660
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(State of incorporation or organization)                   (IRS Employer
                                                        Identification No.)

John Hancock Place, 200 Clarendon Street, Boston, Massachusetts          02116
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(Address of principal executive offices)                              (Zip Code)


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If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(d), please
check the following box. [X]              check the following box. [ ]
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Securities Act registration statement file number to which this form relates:
333-85488 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

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                                           Name of each exchange on which each
Title of each class to be so registered        class is to be registered
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         5.00% Notes due 2012                   New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                      ----
                                (Title of Class)




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Item 1.  Description of Securities To Be Registered.
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     The information in the section captioned "Description of Notes" in the
Registrant's prospectus filed with the Securities and Exchange Commission on July 22, 2002, pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, which prospectus relates to the Registrant's Registration Statement on Form S-3 (Reg. No. 333-85488), as amended, is incorporated herein by reference.

Item 2.  Exhibits.
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4.1      Indenture, dated as of June 15, 2002, between the Company and JPMorgan
         Chase Bank, Trustee (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-3 [Reg. No. 333-85488] and incorporated herein by reference).

4.2 Form of SignatureNotes/SM/ in global form included in Exhibit 4.1 (filed as Exhibit 4.2 to the Company's Registration Statement on Form S-3 [Reg. No. 333-85488] and incorporated herein by reference).



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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 29, 2002

                                            JOHN HANCOCK LIFE INSURANCE COMPANY


                                            By: /s/ Ronald J. McHugh
                                                Ronald J. McHugh
                                                Vice President


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                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------
   4.1 Indenture, dated as of June 15, 2002, between the Company and JPMorgan Chase Bank, Trustee (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-3 [Reg. No. 333-85488] and incorporated herein by reference).

   4.2 Form of SignatureNotes/SM/ in global form included in Exhibit 4.1 (filed as Exhibit 4.2 to the Company's Registration Statement on Form S-3 [Reg. No. 333-85488] and incorporated herein by reference).

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